Exhibit 3.23

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas APR 24 2000 Corporations Section

CERTIFICATE OF LIMITED PARTNERSHIP

1.	The name of the limited partnership is	American Renal Texas L.P.

2.	The street address of its proposed registered office in Texas is (a P.O. Box is not sufficient)

c/o CT Corporation System, 811 Dallas Avenue, Houston, Texas 77002

and the name of its proposed registered agent in Texas at such address is

C T Corporation System

3.	The address of the principal office in the United States where records of the partnership are to be kept or made available is

c/o American Renal Associates Inc, 70 Walnut Street, Wellesley, MA 02481

4.	The name, the mailing address, and the street address of the business or residence of each general partner is as follows:

NAME	MAILING ADDRESS (include city, state, zip code)	STREET ADDRESS (include city, state, zip code)

Texas-ARA LLC	c/o American Renal Associates Inc.	c/o American Renal Associates Inc.

	70 Walnut Street	70 Walnut Street

	Wellesley, MA 02481	Wellesley, MA 02481

Date Signed: April 20, 2000	General Partner:

TEXAS-ARA LLC
	BY:	American Renal Associates Inc.,
its Managing member

By:
			Title:	CFO

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED in the Office of the Secretary of State of Texas JUN 20 2000 Corporations Section

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is	American Renal Texas , L.P.

The entity’s file number is

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the record of the secretary of state.)
811 Dallas Avenue, Houston, Texas 77002

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
1021 Main Street, Suite 1150, Houston, Texas 77002

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date:	June 16, 2000

C T CORPORATION SYSTEM
Name of registered agent
/s/ Kenneth Uva
Signature of registered agent

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of       New York         §

County of   New York         §

This instrument was acknowledged before me on June 16, 2000 by
(date)

Theresa Alfieri
(name of person acknowledging)
(Notary Seal)

THERESA ALFIERI	/s/ Theresa Alfieri
Notary Public, State of New York	Signature of Notary
No 4703696	Notary Public, State of New York
Qualified in Kings County
Commission Expires, Dec 31, 2001

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 13407410 12/27/2007 Document #: 197728295092 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is
AMERICAN RENAL TEXAS L.P.

The entity’s filing number is 13407410

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

1021 Main Street, Suite 1150, Houston, TX 77002

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul Street, Dallas, TX 75201

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 12/27/2007

CT Corporation System

Name of Registered Agent

Marie Hauer

Signature of Registered Agent

FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 13407410 04/19/2010 Document #: 304508736617 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is
AMERICAN RENAL TEXAS L.P.

The entity’s filing number is 13407410

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 04/19/2010

CT Corporation System

Name of Registered Agent

Kenneth Uva, Vice President

Signature of Registered Agent

FILING OFFICE COPY